EXHIBIT 7.1

                             JOINT FILING AGREEMENT

         The undersigned acknowledge and agree that the foregoing Statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this Statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

Dated: October 25, 2006

                           CAPITAL Z FINANCIAL SERVICES FUND II, L.P.
                           By: Capital Z Partners, L.P., its General Partner
                           By: Capital Z Partners, Ltd., its General Partner

                           By: /s/ Craig Fisher
                               ------------------------------------------------
                               Name: Craig Fisher
                               Title: General Counsel


                           CAPITAL Z FINANCIAL SERVICES PRIVATE FUND II, L.P.
                           By: Capital Z Partners, L.P., its General Partner
                           By: Capital Z Partners, Ltd., its General Partner

                           By: /s/ Craig Fisher
                               ------------------------------------------------
                               Name: Craig Fisher
                               Title: General Counsel


                           CAPITAL Z PARTNERS, L.P.
                           By: Capital Z Partners, Ltd., its General Partner

                           By: /s/ Craig Fisher
                               ------------------------------------------------
                               Name: Craig Fisher
                               Title: General Counsel


                           CAPITAL Z PARTNERS, LTD.

                           By: /s/ Craig Fisher
                               ------------------------------------------------
                               Name: Craig Fisher
                               Title: General Counsel


                           CAPITAL Z MANAGEMENT, LLC

                           By: /s/ Craig Fisher
                               ------------------------------------------------
                               Name: Craig Fisher
                               Title: General Counsel